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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                   FORM 8-K/A
                                  Amendment #1

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 15, 2013

                              ADIA NUTRITION, INC.
               (Exact Name of Registrant as Specified in Charter)

           NEVADA                  000-33625                     87-0618509
(State or other jurisdiction      (Commission                  (IRS Employer
      of incorporation)            File Number)              Identification No.)

             4041 MacArthur Blvd, Suite 175, Newport Beach, CA 92660
               (Address of principal executive offices) (Zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (831) 241-4900

                                 NOT APPLICABLE
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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EXPLANATORY NOTE

Adia Nutrition, Inc. hereby amends Item 5.02 of its Current Report on Form 8-K dated July 17, 2013. Specifically, Item 5.02 of Form 8-K was originally filed without the exhibit 9.01: ACTION BY WRITTEN CONSENT OF THE SOLE DIRECTOR OF THE BOARD OF DIRECTORS OF ADIA NUTRITION, INC. dated 15 July 2012.

This Form 8-K/A contains a restated Item 5.02 and additional Item 9.01 exhibit.

Item 8.01 Other Events

Adia Nutrition, Inc. (the "Company") filed a Notice of Termination of Registration on September 25, 2008 and therefore is no longer subject to the reporting requirements of the Securities Exchange Act of 1934 (the "34 Act"). Nonetheless, the Company files this Current Report for the sole purpose of informing shareholders and the public of certain events. This filing is not intended to imply that the Company intends to become subject to the 34 Act or comply with any other disclosure or filing requirements thereof.

Adia Nutrition, Inc. announced in a previous filing that it is adopting a new corporate name, Homeland Forensics, Inc., that it has formed and intends to spin-out a subsidiary known as Public Startup Company, Inc. to enable secure Internet-based crowd funding, and that it has entered into a Letter of Intent to license the assets of its existing nutrition and probiotics business to LiveWire Ergogenics, Inc. (OTCQB: LVVV) in a revised strategy to maximize the value of its legacy business assets in the fields of security and forensics.


Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with the changes to the planned spin-out of Homeland Forensics, Inc. the Company's previous Chief Executive Officer, Chief Financial officer, President, Treasurer, Secretary, and sole director, Wen Peng, resigned her positions with the company effective July 15, 2013.

The company's original Director of Forensic Services, Jason Coombs, was once again appointed as the sole director, Chairman and CEO of the Company.

Jason Coombs is also the current CEO and Chairman of the Company's spin-out company, a subsidiary known as Public Startup Company, Inc. formed in 2012.

Adia Nutrition is filing the attached ACTION BY WRITTEN CONSENT OF THE SOLE DIRECTOR OF THE BOARD OF DIRECTORS OF ADIA NUTRITION, INC. dated 15 July 2012 to ensure that investors and other interested parties are informed in a consistent and fair manner about the Company's ongoing business development.


Item 9.01(d) Financial Statements and Exhibits.

Exhibit 1. ACTION BY WRITTEN CONSENT OF THE SOLE DIRECTOR OF THE BOARD OF DIRECTORS OF ADIA NUTRITION, INC.

--------------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 7, 2013

                                   Adia Nutrition, Inc.

                                   By: /s/ Jason Coombs
                                       -------------------------------------
                                       Jason Coombs, Chief Executive Officer

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EXHIBIT 1

ACTION BY WRITTEN CONSENT
OF THE SOLE DIRECTOR OF
THE BOARD OF DIRECTORS OF
ADIA NUTRITION, INC.

a Nevada Corporation

Effective as of July 15, 2013


	The undersigned, being the sole director of Adia Nutrition, Inc., a Nevada corporation (the "Corporation"), acting pursuant to the authority vested in the undersigned by Section 78.315(b) of the Nevada Revised Statutes and the Bylaws of the Corporation, hereby consents to and adopts the following recitals and resolutions by written consent in lieu of a special meeting of the Board of Directors of the Corporation (the "Board"), which recitals and resolutions shall be valid and effective as if adopted at a duly called, noticed and held special meeting:

APPOINTMENT OF DIRECTOR TO FILL VACANCY, RESIGNATION OF FORMER SOLE DIRECTOR AND SOLE CORPORATE OFFICER

WHEREAS, the Corporation currently has vacancies on its Board of Directors; and

WHEREAS, the Corporation currently has a sole Director who also serves as the Secretary, Treasurer, Chief Financial Officer, Chief Executive Officer and President of the Corporation; and

WHEREAS, the sole Director wishes to resign all positions currently held, and to appoint a successor director and officer by written appointment and consent; and

WHEREAS, the sole Director has identified a qualified director candidate to fill one of the vacant Director positions, and to fill the newly-vacated officer positions; and

WHEREAS, the sole Director deems it to be in the best interest of the Corporation and its stockholders to appoint Jason Scott Coombs as a director of the Corporation, and also as new Treasurer / Secretary / President / Chief Financial Officer / Chairman and Chief Executive Officer of the Corporation, pending his acceptance.

NOW, THEREFORE, BE IT RESOLVED, that the sole member of the Board deems it advisable and in the best interests of the Corporation and its stockholders to fill a vacancy on the Board of Directors and to immediately thereafter also appoint a new Secretary / Treasurer / President / Chief Financial Officer and Chief Executive Officer of the Corporation.

RESOLVED FURTHER, that effective immediately, the sole member of the Board deems it to be in the best interests of the Corporation and its shareholders that Jason Scott Coombs be, and hereby is appointed as a director of the Corporation to fill one of the current vacancies, and, pending the resignation of Wen Peng from her Officer positions as Secretary / Treasurer / President / Chief Financial Officer and Chief Executive Officer, Jason Scott Coombs is hereby appointed Secretary / Treasurer / President / Chief Financial Officer and Chief Executive Officer of the Corporation.

RESOLVED FURTHER, that Jason Scott Coombs shall hold such positions until the next annual meeting of stockholders or until successors have been elected and have qualified.

RESOLVED FURTHER, that the executed acceptance of Jason Scott Coombs as director, Secretary, Treasurer, President, Chief Financial Officer, and Chief Executive Officer of this Corporation are attached hereto as Exhibit A.

RESOLVED FURTHER, that the executed resignation of Wen Peng as Secretary / Treasurer / President / Chief Financial Officer and Chief Executive Officer of this Corporation is attached hereto as Exhibit B.

GENERAL AUTHORITY

RESOLVED FURTHER, that the officers of the Corporation are, and each of them hereby is, authorized and directed to take such actions and to execute such other agreements, documents and instruments as such officers or officer may deem necessary or advisable in order to effect the purposes and intentions of all of the foregoing resolutions;

RESOLVED FURTHER, that every act, action, agreement, document or instrument done, performed, made, executed or delivered by, on behalf of or in the name of the Corporation in order to carry out the purposes and intentions of the foregoing resolutions is hereby authorized, approved and ratified in all respects;

RESOLVED FURTHER, that the Secretary or any Assistant Secretary of the Corporation is authorized to certify and deliver a copy of these resolutions, or any one or more of them, to such persons, corporations, entities or firms as such Secretary or Assistant Secretary may deem necessary or advisable; and

RESOLVED FURTHER, that the Secretary or any Assistant Secretary of the Corporation hereby is authorized and directed to file this Written Consent with the minutes of the proceedings of the Board.

	IN WITNESS WHEREOF, the undersigned, being the sole director of the Corporation, has executed this Written Consent of the Board of Directors of Adia Nutrition, Inc., to be effective as of the date first set forth above.

                                       /s/ Wen Peng
                                       -------------------------------------
                                       Wen Peng
                                       Sole Director
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EXHIBIT A


ACCEPTANCE AS DIRECTOR

	The undersigned, Jason Scott Coombs, hereby accepts his appointment as a Director of Adia Nutrition, Inc., effective July 15, 2013.


                                       /s/ Jason Coombs
                                       -------------------------------------
                                       Jason Scott Coombs
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ACCEPTANCE AS OFFICER


	The undersigned, Jason Scott Coombs, hereby accepts his appointment as Secretary, Treasurer, President, Chief Financial Officer and Chief Executive Officer of Adia Nutrition, Inc., effective as of July 15, 2013.


                                       /s/ Jason Coombs
                                       -------------------------------------
                                       Jason Scott Coombs
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EXHIBIT B



RESIGNATION OF SECRETARY, TREASURER, PRESIDENT, CHIEF FINANCIAL OFFICER, CHIEF EXECUTIVE OFFICER
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RESIGNATION AS OFFICER


	The undersigned, Wen Peng, hereby resigns as Secretary, Treasurer, President, Chief Financial Officer and Chief Executive Officer of Adia Nutrition, Inc., effective as of July 15, 2013.


                                       /s/ Wen Peng
                                       -------------------------------------
                                       Wen Peng